CMA


CMA PENNSYLVANIA
MUNICIPAL MONEY FUND

Annual Report






March 31, 1999

MERRILL LYNCH BULL LOGO


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.









CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:

For the year ended March 31, 1999, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 2.77%.* As of March 31, 1999, the Fund's 7-day yield was 2.38%.

Economic Environment
During the six-month period ended March 31, 1999, the commonwealth of Pennsylvania's economy exhibited steady, albeit slower, growth. Hampered by merger-related job losses, Pennsylvania's expansion lagged the national pace. Labor force growth also came to a halt, holding the jobless rate relatively steady. However, despite sub-par employment and income growth, consumer credit conditions remained relatively healthy. In addition, Pennsylvania's finances are currently in good shape with a $500 million surplus expected at fiscal year-end 1999. The nation's booming stock market also helped increase taxable income, which generated greater tax revenues. Consequently, increased tax revenues and conservative fiscal policies allowed lawmakers to enact $70 million in business tax reductions and $55 million in personal income tax cuts throughout 1998. The commonwealth's housing market remains one of the most affordable in the nation. The median existing house price of $110,400 is 16% less than the national average, while per capita income is on par with the nation. Moreover, according to the most current Business Outlook Survey, the region's manufacturing sector showed signs of improvement at the start of 1999 compared to readings from recent months. However, despite the improvement in manufacturing activity, indexes for the change in manufacturing input and output prices are at historically low levels. As of

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


March 31, 1999, the current price index dropped to a near record low, falling from -12.5 to -18.0. The current prices paid index also reached a record low, dropping from -10.1 to -13.2 over the same period. Additionally, survey participants indicated an improved outlook for their manufacturing businesses over the first six months of 1999. The future activity index, which has now risen for three consecutive months, increased from 19.2 in December 1998 to 27.6 in January 1999. The commonwealth's 1999--2000 budget contains $273 million in tax cuts, the largest ever proposed by the commonwealth. Pennsylvania Governor Tom Ridge confirmed that the cuts are aimed at providing relief to Pennsylvania manufacturers, small businesses andlow-income and middle-income working families.

Investment Strategy
During the first half of the six-month period ended March 31, 1999, we maintained a slightly bullish investment strategy for CMA Pennsylvania Municipal Money Fund. The basis for this strategy was twofold. First, as the period began, a growing number of economic statistics, which reflected a somewhat weaker domestic economy, increased the probability that the Federal Reserve Board would have to ease monetary policy again. Second, we believed that the expected lack of short-term tax-exempt issuance during this period would cause yields on fixed-rate securities to outperform those on variable-rate demand obligations. Furthermore, as the period progressed, more evidence that problems in world financial markets and economies were worsening caused the yield on the one-year US Treasury bill to trade below 4.0% during early October 1998. Thus, we continued to increase the Fund's percentage of fixed-rate product when appropriate in order to lock in more attractive yields.

The Federal Reserve Board eased monetary policy by lowering the Federal Funds rate from 5.25% to 4.75% with two equal moves of 25 basis points (0.25%) early in the period. However, as 1999 began, it became apparent that previous interest rate cuts had a favorable effect on the world's financial markets and that the probability of a full-blown recession was lessening. Moreover, because of an increasing amount of domestic economic data depicting a robust economy and subdued inflation, we expected the Federal Reserve Board to keep monetary policy on hold for the near term. We also believed that because of traditional cash inflows during January and February, yields on one-year fixed-rate issues would provide little value to extending the portfolio's average maturity significantly.

In view of these factors, we limited our purchases of fixed-rate securities to tax-exempt commercial paper maturing in three months-- four months that provided comparable yields. We maintained this slightly bullish posture until the end of the period when we began to increase the Fund's investments in variable-rate demand obligations in order to take advantage of the expected spike in yields on these issues from cash outflows during tax time. The Fund, which began the period with an average portfolio maturity in the 55-day range, concluded the period in the 40-day range. For the six-month period ended March 31, 1999, the commonwealth of Pennsylvania's issuance totaled $326.2 million, a significant decrease from the $1.1 billion issued during the previous six-month period.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



May 11, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA Pennsylvania Municipal Money Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.



Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund


AMT        Alternative Minimum Tax (subject to)
CP         Commercial Paper
FLOATS     Floating Rate Securities
GAN        Grant Anticipation Notes
GO         General Obligation Bonds
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
TAN        Tax Anticipation Notes
TRAN       Tax Revenue Anticipation Notes
UPDATES    Unit Price Daily Adjustable Tax-Exempt Securities
VRDN       Variable Rate Demand Notes


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999                                                             (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania--      $11,000   ABN Amro Munitops Certificates Trust, Series 1998-28, 3.17% due 8/04/1999         $ 11,000
100.2%                  800   Allegheny County, Pennsylvania, Higher Education Building Authority,
                              University Revenue Bonds (Carnegie Mellon University), VRDN, 2.85% due
                              12/01/2033 (f)                                                                         800
                      8,665   Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds (South Hills Health System), VRDN, 3.15% due 3/31/2000 (f)                     8,665
                              Allegheny County, Pennsylvania, IDA, Revenue Bonds (Unitel Mobile Video
                              Project), VRDN, AMT (f):
                      1,000      Series A, 3.15% due 7/01/2009                                                     1,000
                      3,500      Series B, 3.15% due 7/01/2009                                                     3,500
                      8,800   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development-Parkway Center Project), VRDN, Series A, 3.10% due 5/01/2009 (f)         8,800
                      6,000   Allegheny County, Pennsylvania, Port Authority Revenue Bonds, GAN, 4.25%
                              due 6/30/1999                                                                        6,010
                      8,100   Beaver County, Pennsylvania, IDA, Environmental Improvement Recreation
                              Revenue Bonds (BASF Corporation Project), VRDN, AMT, 3.05% due
                              9/01/2032 (f)                                                                        8,100
                      3,000   Beaver County, Pennsylvania, IDA, IDR (Standard Steel Specialty), VRDN,
                              3.25% due 12/03/2007 (f)                                                             3,000
                              Beaver County, Pennsylvania, IDA, PCR, Refunding:
                      4,000      (Atlantic Richfield Project), VRDN, 3% due 12/01/2020 (f)                         4,000
                     10,000      (Toledo Edison), CP, Series E, 3.05% due 5/19/1999                               10,000
                      6,263   Bedford County, Pennsylvania, IDA, Revenue Bonds (Defiance Metal Products),
                              VRDN, 3.25% due 2/01/2011 (f)                                                        6,263
                              Berks County, Pennsylvania, IDA, IDR:
                      4,100      (Citizens Utilities Co. Projects), CP, 3% due 4/05/1999                           4,100
                      2,040      (Valley Forge Flag Company, Inc. Project), VRDN, AMT, Series A, 3.20% due
                                 9/01/2006 (f)                                                                     2,040
                      2,345   Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                              VRDN, 3.20% due 9/01/2012 (f)                                                        2,345
                      6,250   Bucks County, Pennsylvania, TRAN, 2.90% due 12/15/1999                               6,250
                              Carbon County, Pennsylvania, IDA, Resource Recovery Bonds (Panther Creek
                              Partners), CP, Series A:
                     14,540      2.95% due 4/01/1999                                                              14,540
                      4,725      2.80% due 5/14/1999                                                               4,725
                      2,700      2.80% due 6/15/1999                                                               2,700
                      9,200      3.15% due 7/22/1999                                                               9,200
                      1,000   Central Bucks, Pennsylvania, School District, GO, 4.50% due 5/15/1999                1,001
                      1,300   Coatesville, Pennsylvania, School District, GO, TRAN, 4.05% due 6/30/1999            1,300
                      1,665   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT,
                              Series A, 3.25% due 11/01/2017 (f)                                                   1,665


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)                                                 (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania                  Cumberland County, Pennsylvania, Municipal Authority, College Revenue
(continued)                   Bonds (Dickinson College):
                    $ 2,000      Series A, 2.95% due 11/01/1999                                                 $  2,000
                      4,750      Series B, 2.95% due 11/01/1999                                                    4,750
                      4,640   Dauphin County, Pennsylvania, General Authority Revenue Bonds (School
                              District Pooled Financing Program II), VRDN, 3.05% due 9/01/2032 (a)(f)              4,640
                      5,000   Dauphin County, Pennsylvania, IDA Revenue Bonds (Interconnection System
                              Project), VRDN, AMT, 3.25% due 1/01/2014 (f)                                         5,000
                      2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener
                              University Inc.), VRDN, 3.15% due 7/01/2014 (f)                                      2,000
                      1,000   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES, 2.90%
                              due 12/01/2009 (f)                                                                   1,000
                      5,000   Delaware Valley, Pennsylvania, Regional Finance Authority, Local Government
                              Revenue Bonds, FLOATS, VRDN, Series A-74, 3.10% due 8/01/2028 (f)                    5,000
                      1,000   Downingtown, Pennsylvania, Area School District, TRAN, 4.04% due 6/30/1999           1,000
                      3,310   East Hempfield Township, Pennsylvania, IDA, Revenue Bonds (Steckel
                              Printing Inc.), VRDN, AMT, 3.20% due 2/01/2013 (f)                                   3,310
                     10,000   Eagle Tax Exempt Trust, Beaver County, Pennsylvania, VRDN, Series 95-3503,
                              3.09% due 10/01/2020 (f)                                                            10,000
                              Eagle Tax Exempt Trust, Pennsylvania, GO:
                      4,300      Series 94-3803, 3.15% due 7/22/1999                                               4,300
                      5,940      Series 96C-3801, 3.15% due 7/22/1999                                              5,940
                              Eagle Tax Exempt Trust, Pennsylvania Housing Finance Agency:
                      6,250      Series 94C-3801, 3.15% due 7/22/1999                                              6,250
                      9,980      Series 97C-3802, 3.10% due 4/06/1999                                              9,980
                      5,000   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN, 3.05% due
                              12/01/2028 (b)(f)                                                                    5,000
                      3,250   Erie County, Pennsylvania, Industrial Development (Reed Manufacturing Corp.
                              Project), VRDN, 3.25% due 6/01/2006 (f)                                              3,250
                      4,500   Erie County, Pennsylvania, TAN, 3.65% due 12/30/1999                                 4,518
                      6,850   Fayette County, Pennsylvania, IDA, IDR (Dynamic Materials Corp. Project),
                              VRDN, 3.20% due 9/01/2013 (f)                                                        6,850
                     18,100   Geisinger Authority, Pennsylvania, Health System Revenue Refunding Bonds
                              (Penn State-Geisinger Health), VRDN, Series B, 2.85% due 8/15/2028 (f)              18,100
                      4,655   Greene County, Pennsylvania, IDA, Revenue Bonds (Manufacturing
                              Facilities-Kyowa America), VRDN, AMT, Series D, 3.25% due 7/01/2014 (f)              4,655
                     13,000   Indiana County, Pennsylvania, IDA, PCR, Refunding (Conemaugh Project),
                              VRDN, AMT, Series A, 3.10% due 6/01/2027 (f)                                        13,000
                      2,900   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 3.15% due 11/01/2018 (f)     2,900
                      6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 3.16% due
                              9/15/2020 (f)                                                                        6,390
                              Lancaster, Pennsylvania, IDA, Revenue Bonds (Kalas Manufacturing Inc.
                              Project), VRDN, AMT (f):
                      1,945      Series A, 3.30% due 10/01/2004                                                    1,945
                      1,565      Series B, 3.30% due 10/01/2004                                                    1,565
                      1,600   Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds
                              (Lehigh Valley Hospital), VRDN, Series A, 2.80% due 7/01/2028 (a)(f)                 1,600
                      4,000   Monroe County, Pennsylvania, IDA, Revenue Refunding Bonds (UTD Steel
                              Enterprises Project), VRDN, AMT, Series A, 3.25% due 9/01/2013 (f)                   4,000
                        765   Montgomery County, Pennsylvania, GO, VRDN, 3.05% due 11/15/2001 (f)                    765
                      1,700   Montgomery County, Pennsylvania, IDA, Revenue Bonds, Pollution Control
                              (Merck & Co. Inc. Project), FLOATS, VRDN, 3.50% due 10/01/2017 (f)                   1,700
                      3,500   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds
                              (Commercial Development - Valley Forge Plaza), VRDN, 3.05% due 12/01/2013 (f)        3,500



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)                                                 (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania        $ 3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Inc. Project), FLOATS,
(continued)                   VRDN, Series A, 3.25% due 10/01/2003 (f)                                          $  3,850
                      3,365   Moon, Pennsylvania, IDA, Commercial Development (One Thorn Run Center
                              Project), VRDN, Series A, 3.05% due 11/01/2015 (f)                                   3,365
                              Northampton County, Pennsylvania, Higher Education Authority Revenue
                              Bonds:
                      2,615      (College Funding-Lafayette), 1st Series, 3.75% due 11/30/1999                     2,627
                      5,500      (Lafayette College), VRDN, Series A, 3.15% due 11/01/2028 (f)                     5,500
                              Northampton County, Pennsylvania, IDA Revenue Bonds, VRDN, AMT (f):
                      8,375      (Citizens Utilities Co.), 3.10% due 9/01/2018                                     8,375
                      3,865      (Manufacturing Facilities - MCS Industries Inc.), 3.20% due 6/01/2012             3,865
                      4,465      (Reale Association Project), 3.20% due 4/01/2012                                  4,465
                      3,800   Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds (Gutchess Hardwoods Inc. Project), VRDN,
                              Series B, 3.20% due 4/01/2005 (f)                                                    3,800
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (f):
                      4,800      AMT, Series D-7, 3.25% due 8/01/2022                                              4,800
                      1,600      AMT, Series F-5, 3.25% due 12/01/2006                                             1,600
                        400      Series B-4, 3.25% due 12/01/1999                                                    400
                      1,010      (Wendt Dunning Co. Project), AMT, 3.10% due 9/01/2010                             1,010
                              Pennsylvania Economic Development Financing Authority, Exempt Facilities
                              Revenue Bonds, AMT:
                      4,670      (Approved Solid Waste Projects), 3.25% due 12/15/1999                             4,670
                      7,500      (National Gypsum Co. Project), VRDN, Series A, 3.15% due 11/01/2027 (f)           7,500
                              Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (f):
                      5,150      (B&W Ebensburg Project), 3.15% due 12/01/2011                                     5,150
                     14,000      (Piney Creek), Series A, 3.15% due 12/01/2011                                    14,000
                        900      (Piney Creek), Series C, 3.15% due 12/01/2011                                       900
                      9,900   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                              Bonds, Tender Option Certificates, VRDN, Series BTP-288, 3.20% due
                              6/15/2003 (d)(f)                                                                     9,900
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN, AMT (f):
                      3,100      Series A, 3.10% due 1/01/2018                                                     3,100
                     16,000      Series A, 3.15% due 3/01/2027                                                    16,000
                      1,800      Series C, 3.10% due 7/01/2018                                                     1,800
                      3,400   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds (Pennsylvania College of Optometry), VRDN, 3%
                              due 3/01/2026 (f)                                                                    3,400
                      2,225   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Refunding Bonds (Drexel University), 5% due 5/01/1999 (c)         2,228
                      5,000   Pennsylvania State Higher Educational Facilities Authority Revenue Bonds
                              (Association of Independent Colleges and Universities), Series C-4, 4%
                              due 11/01/1999                                                                       5,027
                              Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                              Bonds (Carnegie Mellon University), VRDN (f):
                      7,500      Series A, 2.85% due 11/01/2025                                                    7,500
                      5,300      Series B, 2.85% due 11/01/2027                                                    5,300
                      1,300      Series C, 2.85% due 11/01/2029                                                    1,300
                      3,810   Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds,
                              Sub-Series B, 4% due 12/01/1999 (a)                                                  3,834




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONCLUDED)                                                 (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
Pennsylvania        $ 9,050   Philadelphia, Pennsylvania, Authority for Industrial Development, Airport
(concluded)                   Revenue Bonds, Tender Option Certificates, VRDN, Series BTP-316, 3.25% due
                              7/01/2006 (f)                                                                     $  9,050
                     12,200   Philadelphia, Pennsylvania, Authority for IDR (Fox Chase Cancer Center
                              Project), VRDN, 3.10% due 7/01/2025 (f)                                             12,200
                      6,700   Philadelphia, Pennsylvania, Authority for IDR, Refunding (Institute for Cancer
                              Research), VRDN, Series A, 2.85% due 7/01/2013 (f)                                   6,700
                      2,560   Philadelphia, Pennsylvania, Authority for Industrial Development, IDR
                              (David Michael & Co. Inc.), VRDN, AMT, 3.25% due 10/01/2006 (f)                      2,560
                     14,000   Philadelphia, Pennsylvania, GO, TRAN, Series A, 4.25% due 6/30/1999                 14,021
                              Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                              Authority, Hospital Revenue Bonds, VRDN (f):
                      1,500      (Children's Hospital of Philadelphia Project), 3.05% due 3/01/2027                1,500
                     13,500      (Children's Hospital Project), Series A, 3.05% due 3/01/2027                     13,500
                      1,520   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage Revenue
                              Refunding Bonds, AMT, Series C, 3.20% due 12/01/1999                                 1,520
                      5,935   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer System,
                              Tender Option Certifcates, CP, Series BTP-181, 3% due 9/15/2001 (d)                  5,935
                              Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                              Bonds (Northeastern Power Company), VRDN (f):
                     31,800      AMT, Series B, 3.10% due 12/01/2022                                              31,800
                      2,100      Series A, 3% due 12/01/2022                                                       2,100
                      3,200   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                              Refunding Bonds, Hospital Facilities (Mercy Health), VRDN, Series A, 3% due
                              12/01/2021 (f)                                                                       3,200
                      3,500   Temple University of the Commonwealth, System of Higher Education of
                              Pennsylvania, University Funding Obligation, Series B, 4.50% due 5/14/1999           3,503
                      5,000   Venango, Pennsylvania, IDA, Revenue Bonds (Scrubgrass Project), AMT, CP,
                              2.85% due 5/17/1999                                                                  5,000
                              Venango, Pennsylvania, IDA, Revenue Refunding Bonds (Scrubgrass Project),
                              AMT, CP:
                      7,300      Series A, 2.80% due 5/14/1999                                                     7,300
                      4,200      Series B, 3.10% due 7/22/1999                                                     4,200
                      2,500   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (Newcomer
                              Products), VRDN, AMT, 3.25% due 12/01/2006 (f)                                       2,500
                      2,030   York, Pennsylvania, General Authority, Pooled Financing Revenue Bonds,
                              VRDN, 3.10% due 9/01/2026 (f)                                                        2,030

Puerto Rico--         4,338   Puerto Rico Commonwealth, Government Development Bank, Interest
0.8%                          Adjustments, 2.70% due 5/14/1999                                                     4,338

                              Total Investments (Cost--$534,135*)--101.0%                                        534,135

                              Liabilities in Excess of Other Assets--(1.0%)                                       (5,295)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  528,840
                                                                                                              ==========

(a)AMBAC Insured.
(b)FSA Insured.
(c)MBIA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999
Assets:
Investments, at value (identified cost--$534,134,811) (Note 1a)                                          $   534,134,811
Cash                                                                                                              24,233
Receivables:
 Interest                                                                            $     3,516,215
 Securities sold                                                                              16,021           3,532,236
                                                                                     ---------------
Prepaid registration fees and other assets (Note 1d)                                                             312,777
                                                                                                         ---------------
Total assets                                                                                                 538,004,057
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                      8,665,000
 Investment adviser (Note 2)                                                                 233,160
 Distributor (Note 2)                                                                        155,407           9,053,567
                                                                                     ---------------
Accrued expenses and other liabilities                                                                           110,110
                                                                                                         ---------------
Total liabilities                                                                                              9,163,677
                                                                                                         ---------------
Net Assets                                                                                               $   528,840,380
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    52,889,503
Paid-in capital in excess of par                                                                             476,005,201
Accumulated realized capital losses--net (Note 4)                                                                (54,324)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 528,895,029 shares of
beneficial interest outstanding                                                                          $   528,840,380
                                                                                                         ===============


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    16,577,509

Expenses:
Investment advisory fees (Note 2)                                                    $     2,420,993
Distribution fees (Note 2)                                                                   604,797
Transfer agent fees (Note 2)                                                                  97,473
Accounting services (Note 2)                                                                  68,305
Registration fees (Note 1d)                                                                   65,422
Professional fees                                                                             59,025
Custodian fees                                                                                40,687
Printing and shareholder reports                                                              23,385
Pricing fees                                                                                  10,136
Trustees' fees and expenses                                                                    3,061
Other                                                                                          5,068
                                                                                     ---------------
Total expenses                                                                                                 3,398,352
                                                                                                         ---------------
Investment income--net                                                                                        13,179,157

Realized Loss on Investments--Net (Note 1c)                                                                       (7,926)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    13,171,231
                                                                                                         ===============


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                  March 31,
Increase (Decrease) in Net Assets:                                                          1999               1998
Operations:
Investment income--net                                                               $    13,179,157     $    12,541,889
Realized loss on investments--net                                                             (7,926)            (22,010)
                                                                                     ---------------     ---------------
Net increase in net assets resulting from operations                                      13,171,231          12,519,879
                                                                                     ---------------     ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                   (13,179,157)        (12,541,889)
                                                                                     ---------------     ---------------
Net decrease in net assets resulting from dividends to shareholders                      (13,179,157)        (12,541,889)
                                                                                     ---------------     ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                       1,748,380,956       1,609,592,001
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                       13,179,254          12,541,999
                                                                                     ---------------     ---------------
                                                                                       1,761,560,210       1,622,134,000
Cost of shares redeemed                                                               (1,675,724,067)     (1,607,995,896)
                                                                                     ---------------     ---------------
Net increase in net assets derived from beneficial interest transactions                  85,836,143          14,138,104
                                                                                     ---------------     ---------------
Net Assets:
Total increase in net assets                                                              85,828,217          14,116,094
Beginning of year                                                                        443,012,163         428,896,069
                                                                                     ---------------     ---------------
End of year                                                                          $   528,840,380     $   443,012,163
                                                                                     ===============     ===============


See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                   1999         1998          1997          1996         1995
Per Share Operating Performance:
Net asset value, beginning of year                     $     1.00   $     1.00    $     1.00    $     1.00    $     1.00
                                                       ----------   ----------    ----------    ----------    ----------
Investment income--net                                        .03          .03           .03           .03           .03
Realized loss on investments--net                              --++         --++          --++          --++          --++
                                                       ----------   ----------    ----------    ----------    ----------
Total from investment operations                              .03          .03           .03           .03           .03
                                                       ----------   ----------    ----------    ----------    ----------
Less dividends from investment income--net                   (.03)        (.03)         (.03)         (.03)         (.03)
                                                       ----------   ----------    ----------    ----------    ----------
Net asset value, end of year                           $     1.00   $     1.00    $     1.00    $     1.00    $     1.00
                                                       ==========   ==========    ==========    ==========    ==========
Total Investment Return                                     2.77%        3.08%         2.92%         3.19%         2.65%
                                                       ==========   ==========    ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses                                                     .70%         .70%          .71%          .72%          .71%
                                                       ==========   ==========    ==========    ==========    ==========
Investment income--net                                      2.71%        3.03%         2.86%         3.13%         2.64%
                                                       ==========   ==========    ==========    ==========    ==========
Supplemental Data:
Net assets, end of year (in thousands)                 $  528,840   $  443,012    $  428,896    $  416,729    $  353,635
                                                       ==========   ==========    ==========    ==========    ==========

++Amount is less than $.01 per share.

See Notes to Financial Statements.




CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1999, the Fund had a net capital loss carryforward of approximately $50,000, of which $13,000 expires in 2002, $11,000 expires in 2003, $22,000 expires in 2006 and $4,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
CMA PENNSYLVANIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA Pennsylvania Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Penn-sylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999
</AUDIT-REPORT>



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



CMA PENNSYLVANIA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and Treasurer
Robert Harris--Secretary

Gerald M. Richard, Treasurer of CMA Pennsylvania Municipal Money
Fund has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Trustees in wishing Mr.
Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].